Income Taxes (FY) (Tables)	12 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
Schedule of Income Before Income Tax, Domestic and Foreign
For financial reporting purposes, net loss showing domestic and foreign sources was as follows (in thousands):

	Year Ended June 30,
	2019	2018
Domestic	$(3,218)	$(5,174)
Foreign	(7,498)	(4,560)
Net loss	$(10,716)	$(9,734)

Schedule of Effective Income Tax Rate Reconciliation
The effective income tax rate was 0.0% and 1.3% for the years ended June 30, 2019 and 2018 respectively.  The following table reconciles the income tax benefit with income tax expense that would result from application of the statutory federal tax rate, 21% and 28% for the years ended June 30, 2019 and 2018, respectively, to loss before income tax expense (benefit) recorded (in thousands):

	June 30,
	2019	2018
Net loss before income tax	$(10,716)	$(9,734)
Computed tax benefit at statutory rate	(2,250)	(2,726)
Taxes in foreign jurisdictions with rates different than US	1,782	1,210
Impact of U.S. tax reform	—	11,633
Other	551	895
Deferred Tax Adjustments (1)	1,574	10,988
Valuation allowance	(1,657)	(22,129)
Income tax expense/(benefit)	$—	$(129)

(1)	The net of adjustments of $1.6 million primarily related to stock option forfeitures in the amount of approximately $2 million, offset by part by the changes in accrued accounts.

Schedule of Deferred Tax Assets and Liabilities
Net deferred tax assets of continuing operations consisted of the following (in thousands):

	June 30,
	2019	2018
Deferred tax assets (liabilities):
Net operating loss carry forward	$11,028	$10,594
Warrant FMV Change	(394)	(26)
Depreciation and amortization	18	1
Stock-based expense	2,338	4,506
Investment in joint ventures	1,694	1,381
Accruals	244	129
Subtotal	14,928	16,585
Valuation allowance	(14,928)	(16,585)
Net deferred assets	$—	$—